UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Program

On May 18, 2023, the Compensation Committee of the Board of Directors of TransCode Therapeutics, Inc. (the “Company”) approved stock option awards for an aggregate of 2,300,000 shares of the Company’s common stock, $0.0001 par value per share (“common stock”), as part of a retention program for the Company’s officers, directors, employees and other service providers.  The awards were granted effected as of May 19, 2023 with an exercise price of $0.2834 per share, the closing price of the Company’s common stock on the Nasdaq Capital Market on May 19, 2023.  The stock options will vest in full on December 31, 2023, subject to the recipient’s continued service to the Company through the vesting date.

The above-described option awards were granted pursuant to the Company’s 2021 Stock Option and Incentive Plan (the “2021 Option Plan”).  After giving effect to these awards, there are 121,851 shares authorized and available for future grant under the 2021 Option Plan.

As part of the retention program, Michael Dudley (our Chief Executive Officer) received an award to purchase 735,000 shares of common stock, Tom Fitzgerald (our Chief Financial Officer) received an award to purchase 300,000 shares of common stock, Zdravka Medarova (our Chief Technology Officer) received an award to purchase 140,000 shares of our common stock, and each of our independent directors, Philippe Calais, Erik Manting and Magda Marquet, received an award to purchase 45,000 shares of our common stock.

As previously disclosed, the Company’s current cash resources will likely not be sufficient to fund the Company’s operations through the end of the second quarter.  The Company believes these equity awards are necessary to retain its officers, directors, employees and other service providers as it explores capital raising and other strategic alternatives during 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	TransCode Therapeutics, Inc.

	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Chief Financial Officer